SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 30, 2000



                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Nevada                    000-21823                 87-0445729
      (STATE OR OTHER        (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
        JURISDICTION OF                                IDENTIFICATION NO.)
         INCORPORATION)



         253 Worcester Road, P.O. Box 180                      01507
          Charlton, SHALL HAVE THE MEANING ASSIGNED TO IT IN SECTION *.
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900



                                 Not Applicable

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

      On October 30, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Press Release of the Registrant, dated October 30, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    FIBERCORE, INC.



                                    By: /s/  Steven Phillips
                                       --------------------------------------
                                       Name:   Steven Phillips
                                       Title:  Interim Chief Financial Officer
Date:  November 7, 2000